EXHIBIT A
ANNEXED TO AND INCORPORATED
IN
           THE DEPOSIT
AGREEMENT


[FORM OF ADR]


      THIS ADR, THE ADSs
EVIDENCED HEREBY AND THE
SHARES OF THE COMPANY
REPRESENTED THEREBY (THE
"SHARES") HAVE NOT BEEN
AND WILL NOT BE
REGISTERED UNDER THE
U.S. SECURITIES ACT OF
1933, AS AMENDED (THE
"SECURITIES ACT"), AND,
PRIOR TO THE EXPIRATION
OF A RESTRICTED PERIOD
(DEFINED AS 40 DAYS
AFTER THE LATER OF
COMMENCEMENT OF THE
OFFERING AND THE CLOSING
DATE), MAY NOT BE
OFFERED, SOLD, PLEDGED
OR OTHERWISE TRANSFERRED
EXCEPT IN AN OFFSHORE
TRANSACTION IN
ACCORDANCE WITH
REGULATION S UNDER THE
SECURITIES ACT.

            UPON THE
EXPIRATION OF THE
RESTRICTED PERIOD
(DEFINED ABOVE), THIS
ADR, THE ADSs EVIDENCED
HEREBY AND THE SHARES
REPRESENTED THEREBY
SHALL NO LONGER BE
SUBJECT TO THE
RESTRICTIONS PROVIDED IN
THIS LEGEND, PROVIDED
THAT AT THE TIME OF SUCH
EXPIRATION, THE OFFER OR
SALE OF THE ADSs
EVIDENCED HEREBY AND THE
SHARES REPRESENTED
THEREBY BY THE HOLDER
HEREOF IN THE UNITED
STATES WOULD NOT BE
RESTRICTED UNDER THE
SECURITIES LAWS OF THE
UNITED STATES OR ANY
STATE OF THE UNITED
STATES.  EACH HOLDER AND
BENEFICIAL OWNER, BY ITS
ACCEPTANCE OF THIS ADR,
REPRESENTS AND AGREES
THAT IT UNDERSTANDS AND
WILL COMPLY WITH THE
FOREGOING RESTRICTIONS.


CERTAIN RIGHTS OF THE HOLDER
OF THIS AMERICAN DEPOSITARY
RECEIPT MAY BE WITHHELD IN
ACCORDANCE WITH THE
PROVISIONS OF PARAGRAPH (8)
HEREOF, INCLUDING, WITHOUT
LIMITATION, VOTING RIGHTS AND
THE RIGHT TO RECEIVE
DIVIDENDS AND OTHER
DISTRIBUTIONS

Number BNY-_______
AMERICAN DEPOSITARY SHARES
(Each American Depositary
Share represents one-fourth
of one deposited Share)

CUSIP: 251540 10 0



THE BANK OF NEW YORK
AMERICAN DEPOSITARY RECEIPT
FOR BEARER ORDINARY SHARES,
DM 5 PAR VALUE
OF
DEUTSCHE BETEILIGUNGS HOLDING
AG
      (INCORPORATED UNDER THE
LAWS OF THE FEDERAL REPUBLIC
OF GERMANY)

      THE BANK OF NEW YORK, as
depositary (the
"Depositary"), hereby
certifies that ____________,
or registered assigns, is the
registered owner (a "Holder")
of _____ American Depositary
Shares ("ADSs"), each
(subject to Paragraphs (11)
and (14)) representing one-
fourth of one bearer ordinary
share, DM 5 par value
("Shares"), of Deutsche
Beteiligungs Holding AG, a
stock corporation organized
under the laws of the Federal
Republic of Germany (the
"Company"), deposited or
subject to deposit under the
Agreement (as hereinafter
defined) at the principal
Frankfurt/Main office of
either of Deutsche Bank AG or
Dresdner Bank AG, as
custodian (subject to
Section 7 of the Agreement,
the "Custodian"), and any and
all other securities or cash
from time to time received by
the Depositary or the
Custodian in respect or in
lieu of such deposited Shares
and held under the Agreement
(the deposited Shares,
together with such securities
and cash, the "Deposited
Securities").  This ADR is
issued pursuant to the
Deposit Agreement dated as of
April 2, 1999 (as amended
from time to time, the
"Agreement") among the
Company, the Depositary and
all Holders of, and persons
with a beneficial interest in
("Beneficial Owners"), from
time to time, American
Depositary Receipts issued
thereunder ("ADRs"), each of
whom by accepting an ADR or
any interest therein agrees
to become a party thereto and
to be bound by all of the
terms and conditions thereof
and hereof.  Copies of the
Agreement are on file at the
Depositarys Corporate Trust
Office referred to below and
at the office of the
Custodian.  This ADR (which
includes the provisions set
forth on the reverse hereof)
shall be governed by and
construed in accordance with
the laws of the State of New
York.  The terms and
conditions of the Agreement
are hereby incorporated by
reference into this ADR.

            (1)	Withdrawal of
Deposited Securities.
Subject to Paragraphs (4),
(7) and (9), upon surrender
of this ADR in form
satisfactory to the
Depositary accompanied by
such instruments of transfer
as the Depositary may require
at the Depositarys Corporate
Trust Office referred to
below, the Holder hereof is
entitled to delivery, as
promptly as practicable, (i)
to an account designated by
such Holder with Deutsche
Beorse Clearing AG ("DBC"), of
the Shares and the other
Deposited Securities that are
eligible for deposit with DBC
and (ii) at the office of the
Custodian, of any Deposited
Securities that are not
eligible for deposit with
DBC, in each case at the time
underlying this ADR. At the
request, risk and expense of
the Holder hereof, the
Depositary may deliver
Deposited Securities (other
than Shares) at the
Depositarys Corporate Trust
Office.

            Notwithstanding the
foregoing, during the
Restricted Period and any
applicable Seasoning Period,
no Deposited Securities may
be withdrawn upon the
surrender of an ADR unless at
or prior to the time of
surrender, the Depositary
shall have received a duly
executed and completed
written certificate and
agreement ("Withdrawal and
Transfer Certificate"), in
substantially the form
attached as Annex I hereto,
by or on behalf of the person
surrendering such ADR who
after such withdrawal will be
the beneficial owner of such
Deposited Securities.

            (2)	Register.  The
Depositary shall keep, at the
office of the Depositary in
The City of New York at which
at any particular time its
depositary receipt business
is administered, which at the
date of the Agreement is 101
Barclay Street, New York, New
York 10286 (the "Depositarys
Corporate Trust Office"), (a)
a register (the "Register")
for the registration,
registration of transfer,
combination and split-up of
ADRs, which at all reasonable
times shall be open for
inspection by Holders solely
for the purpose of communi-
cating with Holders in the
interest of the business of
the Company or a matter
related to the Agreement and
(b) facilities for the
delivery and surrender of
ADRs.  The Depositary may
close the Register at any
time or from time to time
when reasonably deemed
expedient by it, after
consultation with the Company
to the extent practicable, or
when requested by the
Company.  The Depositary
shall consult promptly with
the Company concerning any
closing of the Register.

            (3)	Title to ADRs;
Validity.  Title to this ADR,
when properly endorsed or
accompanied by proper
instruments of transfer, is
transferable by delivery with
the same effect as in the
case of a negotiable
instrument under the laws of
the State of New York;
provided, however, that the
Depositary, notwithstanding
any notice to the contrary,
may treat the person in whose
name this ADR is registered
on the Register as the
absolute owner hereof for all
purposes.  This ADR shall not
be valid for any purpose
unless executed by the
Depositary by the manual
signature of a duly
authorized signatory of the
Depositary; provided,
however, that, if a co-
registrar for ADRs has been
appointed, such signature may
be facsimile if such ADR is
countersigned by the manual
signature of a duly
authorized signatory of such
co-registrar and dated by
such signatory.

Dated:

Countersigned:

THE BANK OF NEW YORK,
as Depositary



By


By
   Authorized Signatory
Kenneth A. Lopian

Senior Vice President


            THE DEPOSITARYS
CORPORATE TRUST OFFICE
ADDRESS IS  101 BARCLAY
STREET, NEW YORK, NEW YORK
10286.

            (4)	Certain
Limitations.  As a condition
precedent to the issue or
registration of any ADR
(including upon a transfer,
split-up or combination), any
distribution in respect
thereof or the withdrawal of
any Deposited Securities, the
Company, the Depositary or
the Custodian may require:
(a) payment with respect
thereto of (i) any stock
transfer or other tax or
other governmental charge and
(ii) any transfer or
registration fees charged by
third parties for the
transfer of any Deposited
Securities, (b) the
production of (i) proof
satisfactory to it of the
identity and genuineness of
any signature and (ii) such
other information as it may
deem necessary or proper
consistent with the
Agreement; and (c) compliance
with such regulations as the
Depositary may establish
consistent with the
Agreement.  The Depositary
shall notify the Company of
any procedures established
pursuant to clauses (b) or
(c) above.  The issuance of
ADRs, the acceptance of
deposits of Shares, the
registration of transfers of
ADRs or the withdrawal of
Deposited Securities may be
suspended, generally or in
particular instances, when
the Register or DBC is closed
or when any such action is
reasonably deemed expedient
by the Depositary, after
consultation with the Company
to the extent practicable.
The Depositary shall consult
promptly with the Company
concerning any suspension of
(i) deposits of Shares, (ii)
withdrawals of Deposited
Securities or (iii)
registrations of transfer of
ADRs.  Registrations of
transfers of ADRs and
withdrawals of Deposited
Securities shall also be
suspended when requested by
the Company, including for
the purpose of facilitating
orderly voting of the
Deposited Securities.
Notwithstanding any other
provision of the Agreement or
this ADR, the withdrawal of
Deposited Securities may be
restricted only for the
reasons set forth in General
Instruction I.A.(1) of Form
F-6 under the U.S. Securities
Act of 1933, as amended (the
"Securities Act") and no
amendment shall impair such
requirements.

            (5)	Pre-release.
Unless requested in writing
by the Company to cease doing
so, the Depositary may,
notwithstanding Section 4 of
the Agreement, execute and
deliver ADRs prior to the
receipt of Shares pursuant to
Section 3 of the Agreement in
a Pre-release transaction
subject to the requirements
set out below.  The
Depositary may deliver Shares
upon the receipt and
cancellation of Pre-released
ADRs, whether or not such
cancellation is prior to the
termination of such Pre-
release or the Depositary
knows that such ADR has been
Pre-released.  The Depositary
may receive ADRs in lieu of
Shares in satisfaction of a
Pre-release.  Each Pre-
release will be (a) preceded
or accompanied by a written
representation and agreement
from the person to whom ADRs
are to be delivered (the
"Pre-releasee") that the Pre-
releasee, or its customer,
(i) owns the Shares or ADRs
to be remitted, as the case
may be, (ii) transfers all
beneficial right, title and
interest in such Shares or
ADRs, as the case may be, to
the Depositary in its
capacity as such and for the
benefit of the Holders, and
(iii) will not take any
action with respect to such
Shares or ADRs, as the case
may be, that is inconsistent
with the transfer of
ownership (including, without
the consent of the
Depositary, disposing of
Shares or ADRs, as the case
may be, other than in
satisfaction of such Pre-
release), (b) at all times
fully collateralized with
cash, U.S. government
securities or such other
collateral as the Depositary
determines, in good faith,
will provide substantially
similar liquidity and
security, (c) terminable by
the Depositary on not more
than five (5) business days
notice, and (d) subject to
such further indemnities and
credit regulations as the
Depositary deems appropriate.
The number of Shares not
deposited but represented by
ADSs outstanding at any time
as a result of Pre-releases
will not normally exceed
thirty percent (30%) of the
Shares deposited hereunder;
provided, however, that the
Depositary reserves the right
to disregard such limit from
time to time as it deems
reasonably appropriate, and
may, with the prior written
consent of the Company,
change such limit for
purposes of general
application.  The Depositary
will also set U.S. dollar
limits with respect to Pre-
release transactions to be
entered into hereunder with
any particular Pre-releasee
on a case-by-case basis as
the Depositary deems
appropriate.  For purposes of
enabling the Depositary to
fulfill its obligations to
the Holders under the
Agreement, the collateral
referred to in clause (b)
above shall be held by the
Depositary as security for
the performance of the Pre-
releasees obligations to the
Depositary in connection with
a Pre-release transaction,
including the Pre-releasees
obligation to deliver Shares
or ADRs upon termination of a
Pre-release transaction (and
shall not, for the avoidance
of doubt, constitute
Deposited Securities
hereunder).  The Depositary
may retain for its own
account any compensation
received by it in connection
with the foregoing.

            (6)
	Representations and
Warranties.  Every person
depositing Shares under the
Agreement is deemed to
represent and warrant that
such Shares are validly
issued and outstanding, fully
paid, nonassessable and were
not acquired in violation of
any pre-emptive rights, that
the person making such
deposit is duly authorized to
do so and that such Shares
(A) are not "restricted
securities" as such term is
defined in Rule 144 under the
Securities Act and may be
publicly offered or sold in
the United States without
registration under the
Securities Act or (B) have
been registered under the
Securities Act.  Such
representations and
warranties shall survive the
deposit of Shares and the
issuance and cancellation of
this ADR.

            (7)	Taxes.  If any
tax or other governmental
charge shall become payable
by or on behalf of the
Custodian or the Depositary
with respect to this ADR, any
ADSs evidenced by this ADR,
any Deposited Securities
underlying this ADR or any
distribution on any of the
foregoing, such tax or other
governmental charge shall be
paid by the Holder hereof to
the Depositary.  The
Depositary may refuse to
effect any registration of
this ADR or any withdrawal of
the underlying Deposited
Securities until such payment
is made.  The Depositary may
also withhold any dividends
or other distributions or
deduct from any distributions
on or in respect of Deposited
Securities, or may sell by
public or private sale for
the account of the Holder
hereof all or any part of
such Deposited Securities
(after attempting by
reasonable means to notify
the Holder hereof prior to
such sale), and may apply
such dividends,
distributions, deduction or
the proceeds of any such sale
in payment of such tax or
other governmental charge.
The Holder hereof shall
remain liable for any
deficiency.  Upon any such
sale, the Depositary shall,
if appropriate, reduce the
number of ADSs evidenced
hereby to reflect any such
sale and shall distribute the
net proceeds of any such sale
or the balance of any such
property after deduction of
such tax or other
governmental charge to the
Holder hereof.

            (8)	Disclosure of
Interests.  The Depositary
and each Beneficial Owner
agree to comply with all
applicable provisions of
German law and the Companys
Articles of Association
regarding the notification of
such persons interest in
Shares.  The Depositary and
each Beneficial Owner
acknowledge that such
provisions, at the date of
the Agreement, include
Sections 21 and 22 of the
Securities Trading Act
(Wertpapierhandelsgesetz) and
Section 20 of the Stock
Corporation Act
(Aktiengesetz).  The
Depositary and each
Beneficial Owner acknowledge
that, at the date of the
Agreement, (i) the statutory
notification obligations of
the Securities Trading Act
apply to anyone whose
holding, either directly or
by way of imputation pursuant
to the provisions of Section
22 of the Securities Trading
Act, of voting rights in the
Company reaches or exceeds
5%, 10%, 25%, 50% or 75% or,
after having reached or
exceeded any such threshold,
falls below that threshold
and (ii) the statutory
notification obligations of
the Stock Corporation Act
apply to any enterprise that,
either directly or by way of
imputation pursuant to the
provisions of Section 20(2)
or Section 16(4), as
applicable, of the Stock
Corporation Act, owns more
than 25% of the shares of, or
50% of the shares or voting
rights in, the Company or,
after having exceeded either
of these thresholds, no
longer owns such percentage.
The Depositary and each
Beneficial Owner acknowledge
that failure of a Beneficial
Owner to provide on a timely
basis any required
notification of an interest
in Shares may result in
withholding of certain
rights, including voting and
dividend rights, in respect
of the Shares in which such
Beneficial Owner has an
interest.

            (9)	Charges of
Depositary.  The Depositary
may charge, to the extent
permitted by applicable law
and the rules of any
securities exchange on which
the ADSs are listed or
admitted for trading,(a) each
person to whom ADRs are
issued against deposits of
Shares, including ADRs issued
in respect of Share
Distributions, Rights and
other Distributions (as such
terms are defined in Para-
graph (11)) and changes
affecting Deposited
Securities (pursuant to
Paragraph (14)), and each
person surrendering ADRs for
withdrawal of Deposited
Securities, U.S. $5.00 or
less for each 100 ADSs (or
portion thereof) evidenced by
the ADRs delivered or
surrendered, (b) each Holder
a fee of $0.02 or less per
ADS (or portion thereof) for
any cash distribution made
pursuant to the Agreement and
this ADR and any distribution
of securities pursuant to
Paragraph 11(d); (c) a fee
for the distribution of
securities pursuant to
Paragraph 11(d), such fee
being in an amount equal to
the fee for the issuance of
ADRs referred to above which
would have been charged as a
result of the deposit of such
securities (for purposes of
this clause (c) treating all
such securities as if they
were Shares) but which
securities are instead
distributed by the Depositary
to Owners, and (d) any other
charge payable by the
Depositary, any of the
Depositarys agents,
including the Custodian, or
the agents of the
Depositarys agents in
connection with the servicing
of Shares or other Deposited
Securities (which charge
shall be assessed against
Owners of record as of the
date or dates set by the
Depositary in accordance the
Agreement and shall be
collected at the sole
discretion of the Depositary
by billing such Owners for
such charge or by deducting
such charge from one or more
cash dividends or other cash
distributions).  The Company
will pay all other charges
and expenses of the
Depositary and any agent of
the Depositary (except the
Custodian) only pursuant to
agreements from time to time
between the Company and the
Depositary, except (i) stock
transfer or other taxes and
other governmental charges
(which are payable by Holders
or persons depositing or
withdrawing Shares), (ii)
cable, telex and facsimile
transmission and delivery
charges incurred at the
request of persons
depositing, or Holders
delivering Shares, ADRs or
Deposited Securities (which
are payable by such persons
or Holders), (iii) any
transfer or registration fees
charged by third parties for
transfer of any Deposited
Securities in connection with
the deposit or withdrawal of
Deposited Securities (which
are payable by persons
depositing Shares or Holders
withdrawing Deposited
Securities) and (iv) expenses
of the Depositary in
connection with the
conversion of foreign
currency into U.S. dollars
(which are paid out of such
foreign currency).

            (10)	Available
Information.  The Agreement,
the Companys Articles of
Association (Satzung), and
written communications from
the Company that are received
by the Custodian or the
Depositary in accordance with
Section 11 of the Agreement,
are available for inspection
by Holders at the
Depositarys Corporate Trust
Office and the office of the
Custodian.  The Depositary
will mail copies of such
communications (or English
translations or summaries
thereof) to Holders when
requested and furnished by
the Company, at the Companys
expense.  Any such
communications may be
provided in the German
language if so requested by a
Holder and if German language
versions of such
communications have been
furnished by the Company.
The Company currently
furnishes the Securities and
Exchange Commission
(hereinafter called the
"Commission") with certain
public reports and documents
required by foreign law or
otherwise under Rule 12g3-
2(b) under the Securities
Exchange Act.  Such reports
and documents may be
inspected and copied at the
public reference facilities
maintained by the Commission
located at the date of the
Agreement at Judiciary Plaza,
450 Fifth Street, N.W.,
Washington, D.C. 20549.

            (11)	Distributions
on Deposited Securities.
Upon receipt by the
Depositary or the Custodian
of any distribution on
Deposited Securities, and
subject to Section 6 of the
Agreement and to Paragraphs
(4), (7) and (9) of this ADR,
the Depositary shall, as
promptly as practicable,
distribute to each Holder
entitled thereto on the
record date set by the
Depositary therefor, in
proportion to the number of
Deposited Securities (on
which the following
distributions are received by
the Custodian) underlying
such Holders ADRs:

            (a)	Cash.  Any
U.S. dollars available to the
Depositary resulting from a
cash dividend or other cash
distribution or the net
proceeds of sales of any
other distribution or portion
thereof authorized in this
Paragraph (11) ("Cash"), on
an averaged or other
practicable basis, subject to
appropriate adjustments for
(i) taxes or other
governmental charges
withheld, (ii) such
distribution being unlawful
or impracticable with respect
to certain Holders, (iii)
deduction of the Depositarys
expenses in (1) converting
any foreign currency into
U.S. dollars and (2) making
any sale by public or private
means in any commercially
reasonable manner and (iv)
the fees of the Depositary.
Only whole U.S. dollars and
cents will be distributed
(any fractional cents shall
be rounded to the nearest
whole cent and so distributed
to the Holders entitled
thereto).

            (b)	Shares.  (i)
Additional Temporary ADRs
evidencing whole ADSs
representing any Shares
available to the Depositary
resulting from a dividend or
free distribution on
Deposited Securities
consisting of Shares (a
"Share Distribution") and
(ii) U.S. dollars available
to it resulting from the net
proceeds of sales of Shares
received in a Share
Distribution, which Shares
would give rise to fractional
ADSs if additional ADRs were
issued therefor, as in the
case of Cash.  If additional
ADRs are not so distributed
each ADS shall thenceforth
also represent the additional
Shares distributed upon the
Deposited Securities
represented thereby.  The
Depositary shall cause the
Custodian to hold any Shares
distributed in connection
with a distribution described
in this Paragraph in a
segregated account during the
Seasoning Period.  At the
completion of the Seasoning
Period, the distributed
Shares shall no longer be
segregated and, if Temporary
ADRs have been issued, such
Temporary ADRs shall be
automatically converted into
ADRs which are not Temporary
ADRs.

            (c)	Rights. (i) To
the extent the Company so
instructs and timely
furnishes to the Depositary
evidence (the Company having
no obligation to so furnish
such evidence) satisfactory
to the Depositary (which may
include a written opinion
from U.S. counsel to the
Company) that the Depositary
may lawfully distribute the
same, warrants or other
instruments representing
rights to acquire additional
ADRs in respect of any rights
to subscribe for additional
Shares or rights of any
nature available to the
Depositary as a result of a
distribution on Deposited
Securities ("Rights"), or
(ii) to the extent the
Company does not furnish such
evidence and/or so instruct
the Depositary and sales of
Rights are practicable as
determined by the Depositary
after consultation with the
Company (which sales shall be
effected as promptly as
practicable and, to the
extent practicable, on the
principal German stock
exchange on which the Shares
are traded), any U.S. dollars
available to the Depositary
constituting the net proceeds
of sales of Rights, as in the
case of Cash, or (iii)
failing both (i) and (ii),
nothing (and any Rights may
lapse).  In circumstances in
which rights would otherwise
not be distributed, if a
Holder requests the
distribution of warrants or
other instruments in order to
exercise the rights allocable
to the ADSs of such Holder
hereunder, the Depositary
shall make such rights
available to such Holder upon
written notice from the
Company to the Depositary
that (a) the Company has
elected in its sole
discretion to permit such
rights to be exercised and
(b) such Owner has executed
such documents as the Company
has determined in its sole
discretion are reasonably
required under applicable
law.  If the Depositary has
distributed warrants or other
instruments for rights to all
or certain Holders, then upon
instruction pursuant to such
warrants or other instruments
to the Depositary from such
Holder to exercise such
rights, upon payment by such
Holder to the Depositary of
the exercise price or other
amount stipulated for
exercise of the rights, the
previously disclosed fees and
expenses of the Depositary
and any other charges as set
forth in such warrants or
other instruments, the
Depositary shall, on behalf
of such Holder, exercise the
rights and purchase the
Shares, and the Company shall
cause the Shares so purchased
to be delivered to the
Depositary on behalf of such
Holder.  As agent for such
Holder, the Depositary shall
cause the Shares so purchased
to be deposited pursuant to
the Agreement, and shall
cause the Custodian to hold
such Shares in a segregated
account for the Seasoning
Period and shall execute and
deliver Temporary ADRs to
such Owner.  At the
completion of the Seasoning
Period, the distributed
Shares shall no longer be
segregated and the Temporary
ADRs shall automatically be
converted into ADRs which are
not Temporary ADRs.

            (d)	Other
Distributions.  (i)
Securities available to the
Depositary resulting from any
distribution on Deposited
Securities other than Cash,
Share Distributions and
Rights ("Other
Distributions"), by any means
that the Depositary may deem,
after consultation with the
Company, lawful, equitable
and practicable, or (ii) to
the extent the Depositary
deems after consultation with
the Company distribution of
such securities not to be
lawful, equitable or
practicable, any U.S. dollars
available to the Depositary
constituting the net proceeds
of the sale of Other
Distributions, as in the case
of Cash.

            To the extent that
the Depositary determines,
after consultation with the
Company, that any
distribution is not lawful or
practicable with respect to
any Holder, the Depositary
may make such distribution as
it deems lawful and
practicable, including the
distribution of foreign
currency or securities (or
appropriate documents
evidencing the right to
receive foreign currency or
securities), or retain the
same as Deposited Securities
with respect to such Holders
ADRs (without liability for
interest thereon or the
investment thereof).

            Notwithstanding
anything herein to the
contrary, the Company shall
have no obligation to either
(i) register any ADSs,
Shares, Rights or other
securities described in this
Paragraph (11) under the
Securities Act or (ii) take
other actions to permit the
distribution of such ADSs,
Shares, Rights or other
securities in accordance with
applicable U.S. securities
laws.

            (e) Notwithstanding
anything herein to the
contrary, the Depositary
shall be under no obligation
to convert into and
distribute in U.S. dollars
any sums entitled to be
received by Holders who have
requested in writing that the
Depositary distribute such
sums to them in foreign
currency.

            (12)  Record Dates.
The Depositary shall fix a
record date (which date shall
(a) in the case of a
distribution be the same date
to the extent practicable as
the distribution date fixed
by the Company, and (b) in
all other circumstances,
fixed after consultation with
the Company to the extent
practicable) for the
determination of the Holders
who shall be entitled to
receive any distribution on
or in respect of Deposited
Securities, to give
instructions for the exercise
of any voting rights, to
receive any notice or to act
in respect of other matters,
and only Holders of record on
the close of business on such
date shall be so entitled.

            (13)	Voting of
Deposited Securities.  As
promptly as practicable after
receipt from the Company of
notice of any meeting or
solicitation of consents or
proxies of holders of
Deposited Securities, the
Depositary shall, at the
request of the Company, mail
to Holders (for forwarding to
Beneficial Owners) a notice
(the "Notice") (a) containing
such information as is
contained in the notice or
solicitation sent by the
Company to the Depositary and
any solicitation materials,
(b) stating that each Holder
on the record date set by the
Depositary therefor, subject
to applicable law and the
Companys Articles of
Association, will be entitled
to instruct the Depositary as
to the exercise of the voting
rights, if any, pertaining to
the Deposited Securities
underlying such Holders
ADRs, (c) specifying how and
when such instructions may be
given, (d) a statement that,
if no voting instructions are
received on or before the
date established by the
Depositary for such purpose,
a Holder will be deemed to
have instructed the
Depositary to give a proxy to
the Custodian with respect to
the Shares or other Deposited
Securities to vote such
Shares or other Deposited
Securities in accordance with
Section 135 of the German
Stock Corporation Act, (e) a
copy of the voting
recommendation (the
"Recommendation") prepared by
the Custodian in accordance
with Section 128(2) of the
German Stock Corporation Act,
together with an English
translation thereof and (f) a
statement that at the written
request and expense of a
Holder, and subject to
compliance with any
reasonable requirements the
Depositary may establish
(which may include the
deposit of such Holders ADSs
in a blocked account or the
restriction of transfers of
such Holders ADRs), the
Depositary will provide such
Holder with the documentation
necessary to enable such
Holder to attend such
meeting.

            Upon receipt of
instructions of a Holder on
such record date in the
manner and on or before the
date established by the
Depositary for such purpose,
the Depositary shall
endeavor, insofar as
practicable and permitted
under applicable law, the
Companys Articles of
Association and the
provisions of or governing
Deposited Securities, (i) to
vote or cause to be voted the
amount of Deposited
Securities underlying such
Holders ADRs in accordance
with such instructions or
(ii) upon the request of a
Holder who has not previously
given instructions as to the
exercise of voting rights
pertaining to the amount of
Deposited Securities
underlying such Holders
ADRs, and subject to
compliance with any
reasonable regulations the
Depositary may establish
(which may include the
deposit or blocking of
transfers of such Holders
ADRs), to provide such Holder
(or a person designated by
such Holder) with the
documentation necessary to
attend a meeting of holders
of Deposited Securities.

            The Depositary
shall not vote or cause to be
voted Deposited Securities,
other than in accordance with
instructions received from
Holders of ADRs (or deemed to
have been received as set
forth in the next paragraph).

            Subject to the
following paragraph, if no
specific voting instructions
are received by the
Depositary from any Holder
(to whom appropriate notice
was sent by the Depositary)
with respect to the Deposited
Securities underlying such
Holders ADRs on or before
the date established by the
Depositary for such purpose
and such Holder has not given
appropriate notice to the
Depositary that it intends to
attend and vote at the
meeting, such Holder will be
deemed, and the Depositary
will deem such Holder, to
have instructed the
Depositary to give a proxy to
the Custodian with respect to
such Shares or other
Deposited Securities to vote
such Shares or other
Deposited Securities in
accordance with Section 135
of the German Stock
Corporation Act.

            Anything in this
Agreement to the contrary
notwithstanding, in the event
that the Custodian fails to
supply the Recommendation to
the Depositary at least
twenty-one (21) calendar days
prior to any meeting of
holders of Shares or other
Deposited Securities with
respect to which the
Depositary has received
notice from the Company
pursuant to the Agreement,
the Depositary will mail the
notice without such
Recommendation (and without
reference to any proxy to be
given to the Custodian) to
the Holders as hereinabove
provided, and, thereafter, in
any case in which no specific
voting instructions have been
received by the Depositary
from a Holder on or before
the date established by the
Depositary upon which voting
instructions must be received
with respect to the Deposited
Securities underlying such
Holders ADRs, no votes will
be cast at such meeting with
respect to such Deposited
Securities.

            The Depositary
shall endeavor to ensure that
on any date on which it votes
or causes to be voted Shares
or other Deposited Securities
pursuant to this Paragraph
(13), it will have on deposit
under the Agreement the
number of Shares or other
Deposited Securities with
respect to which it has
received voting instructions
(or deemed voting
instructions) from Holders.
In the event that, on any
such date, the number of
Shares or other Deposited
Securities, as the case may
be, on deposit under the
Agreement is lower than the
number of Shares or other
Deposited Securities with
respect to which the
Depositary has received
voting instructions (or
deemed voting instructions),
the Depositary shall vote
such Shares or other
Deposited Securities in
accordance with such
instructions (or deemed
voting instructions)
adjusting the number of
securities voted on a pro-
rated basis.

            (14)	Changes
Affecting Deposited
Securities.  Subject to
Paragraphs (4), (7) and (9),
upon any change in nominal or
par value, split-up or
consolidation or other
reclassification of Deposited
Securities, any Share
Distribution or Other
Distribution not distributed
to Holders in accordance with
Paragraph (11), or any
recapitalization,
reorganization, merger,
liquidation or similar
corporate event or sale of
all or substantially all the
assets of the Company, any
cash or securities received
by the Depositary in respect
of any Deposited Securities
shall constitute Deposited
Securities hereunder, and
each ADS evidenced by this
ADR shall automatically
represent its pro rata
interest in the Deposited
Securities as then
constituted.  In any such
case, the Depositary may, and
shall if the Company so
requests, distribute any part
of the cash or securities so
received or execute and
deliver additional ADRs or
call for the surrender of
outstanding ADRs to be
exchanged for new ADRs
specifically describing, and
evidencing ADSs representing,
the new Deposited Securities.

            (15)	Exoneration.
The Depositary, the Company,
their respective officers,
directors, affiliates and
agents and each of them
shall:  (a) incur no
liability (i) if law,
regulation, rule of any
regulatory authority or stock
exchange, the provisions of
or governing any Deposited
Security, act of God, war or
other circumstance beyond its
control shall prevent, delay
or subject to any civil or
criminal penalty any act that
the Agreement or this ADR
provides shall be done or
performed by it, or (ii) by
reason of any exercise or
failure to exercise in good
faith any discretion given it
in the Agreement or this ADR;
(b) assume no liability
except to perform its
obligations to the extent
they are specifically set
forth in this ADR and the
Agreement without negligence
or bad faith; (c) be under no
obligation to appear in,
prosecute or defend any
action, suit or other
proceeding in respect of any
Deposited Securities or this
ADR; or (d) not be liable for
any action or inaction by it
in reliance upon the advice
of or information from legal
counsel, accountants, any
person presenting Shares for
deposit, any Holder or
Beneficial Owner of ADRs, or
any other person in each case
believed by it in good faith
to be competent to give such
advice or information.  The
Depositary, the Company and
their respective agents may
rely and shall be protected
in acting upon any written
notice, request, direction or
other document believed by
them in good faith to be
genuine and to have been
signed or presented by the
proper party or parties.  The
Depositary and its agents
shall not be responsible for
any failure to carry out any
instructions to vote any of
the Deposited Securities, for
the manner in which any such
vote is cast or for the
effect of any such vote.  The
Depositary shall not be
liable for any acts or
omissions made by a successor
depositary whether in
connection with a previous
act or omission of the
Depositary or in connection
with any matter arising
wholly after the removal or
resignation of the
Depositary, provided that in
connection with the issue out
of which such potential
liability arises the
Depositary performed its
obligations without
negligence or bad faith while
it acted as Depositary.  The
Depositary and its agents may
own and deal in any class of
securities of the Company and
its affiliates and in ADRs.
In the Agreement, the Company
has agreed to indemnify the
Depositary under certain
circumstances and the
Depositary has agreed to
indemnify the Company under
certain circumstances.  No
disclaimer of liability under
the Securities Act is
intended by any provision
hereof or of the Agreement.

            (16)	Amendment.
Subject to the last sentence
of Paragraph (4), the ADRs
and the Agreement may be
amended by the Company and
the Depositary without
consent of the Holders;
provided, however, that any
amendment that imposes or
increases any fees or charges
(other than those listed in
clauses (i) through (iv) of
Paragraph (9)), or that shall
otherwise prejudice any
substantial existing right of
Holders, shall become
effective 30 days after
notice of such amendment
shall have been given to the
Holders.  Every Holder and
Beneficial Owner, at the time
any amendment so becomes
effective, shall be deemed,
by continuing to hold an ADR
or any interest therein, to
consent and agree to such
amendment and to be bound by
the ADRs and the Agreement as
amended thereby.

            (17)	Termination.
The Depositary shall, at the
written direction of the
Company, terminate the
Agreement and this ADR by
mailing notice of such
termination to the Holders at
least 30 days prior to the
date fixed in such notice for
such termination.  The
Depositary may terminate the
Agreement, after giving
notice to the Holders as set
forth in the preceding
sentence of this Paragraph
(17), at any time 90 days or
more after the Depositary
shall have delivered to the
Company its written
resignation, provided that no
successor depositary shall
have been appointed and
accepted its appointment as
provided in Section 10 of the
Agreement before the end of
such 90 days.  After the date
so fixed for termination, the
Depositary and its agents
shall perform no further acts
under the Agreement and this
ADR, except to advise Holders
of such termination, receive
and hold (or sell)
distributions on Deposited
Securities and deliver
Deposited Securities being
withdrawn together with any
such distributions on
Deposited Securities (after
deducting, in each case, the
fees and expenses of the
Depositary).  At any time
after the expiration of one
year from the date so fixed
for termination, the
Depositary may sell the
Deposited Securities and
shall thereafter (as long as
it may lawfully do so) hold
the net proceeds of such
sales, together with any
other cash then held by it
under the Agreement,
uninvested and without
liability for interest, for
the pro rata benefit of the
Holders of ADRs not
theretofore surrendered, such
Holders thereupon becoming
general creditors of the
Depositary with respect to
such proceeds.  After making
such sale, the Depositary
shall be discharged from all
obligations in respect of the
Agreement and this ADR,
except to account for such
net proceeds and other cash
(after deducting, in each
case, the fees and expenses
of the Depositary) and its
indemnification obligations
to the Company.  After the
date so fixed for
termination, the Company
shall be discharged from all
obligations under the
Agreement except for its
indemnification and payment
obligations to the
Depositary.




DC_LAN01: 98302.4




DC_LAN01: 98302.4
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